SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 16 - SUBSEQUENT EVENTS

In March 2017, the Company received a reimbursement of approximately $1,600 from one of its customers in connection with the minimum wage increase referred to in Note 13. The Company will record this reimbursement in income in 2017.

On March 2017 the Company received a loan of $2,000 from a company related to one of the Company’s shareholders, for a term of one year. The loan bears interest at 7% per annum.

On February 2017 the Company committed to invest an aggregate amount of $3,500 for 10% of White Line B.V., a limited company incorporated in the Netherlands. The Company paid $2,000 on March 2017 and is expected to pay additional $1,500 in August 2017.